Exhibit 99.2

REYNOLD GREENLEAF AND ASSOCIATES, LLC AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED

SEPTEMBER 30, 2021 (UNAUDITED)

AND THE YEAR ENDED DECEMBER 31, 2020

1

INDEPENDENT AUDITORS’ REPORT

To the Members of Reynold Greenleaf and Associates LLC and Subsidiaries

We have audited the accompanying consolidated financial statements of Reynold Greenleaf and Associates, LLC and Subsidiaries (the “Company”), which comprise the balance sheet as of December 31, 2020 and the related statements of income, members’ equity, and cash flows for the year ended December 31, 2020, and the related notes to the consolidated financial statements (collectively referred to as “consolidated financial statements”).

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Reynold Greenleaf and Associates LLC and Subsidiaries as of December 31, 2020 and the results of its operations and its cash flows for the year ended December 31, 2020, in accordance with accounting principles generally accepted in the United States of America.

/S BF Borgers CPA PC

BF Borgers CPA PC

Lakewood, CO

March 29, 2022

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REYNOLD GREENLEAF AND ASSOCIATES, LLC AND SUBSIDIARIES

Consolidated Balance Sheet

	September 30,	December 31,
	2021	2020
	(unaudited)
ASSETS
Current Assets:
Cash	$16,159,480	$7,505,312
Accounts Receivable	82,599	38,937
Note Receivable - Related Party, Current	9,744	9,744
Inventory	883,172	991,782
Prepaid Expenses and Other Current Assets	39,912	203,029

Total Current Assets	17,174,907	8,748,804

Property and Equipment, Net	2,596,067	1,460,630
Note Receivable - Related Party, Net of Current Portion	47,188	53,642
Deposits and Other Assets	67,852	51,727

TOTAL ASSETS	$19,886,014	$10,314,803

LIABILITIES AND MEMBERS’ EQUITY

LIABILITIES:
Current Liabilities:
Accounts Payable	$582,559	$252,335
Accrued Expenses	284,148	352,376
Current Portion of Note Payable	55,340	–
Income Tax Payable	3,302,437	2,418,217

Total Current Liabilities	4,224,484	3,022,928

Long - Term Liabilities:
Notes Payable, Net of Current Portion	581,255	–
Deferred Rent	67,366	47,768

TOTAL LIABILITIES	4,873,105	3,070,696

TOTAL MEMBERS' EQUITY	15,012,909	7,244,107

TOTAL LIABILITIES AND MEMBERS' EQUITY	$19,886,014	$10,314,803

See Accompanying Notes to the Consolidated Financial Statements

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REYNOLD GREENLEAF AND ASSOCIATES, LLC AND SUBSIDIARIES

Consolidated Statement of Income

	Nine Months Ended	Year Ended
	September 30, 2021	December 31, 2020
	(unaudited)

Revenues, Net of Discounts	$22,816,040	$21,871,582
Cost of Goods Sold	4,309,472	5,167,096

Gross Profit	18,506,568	16,704,486

Operating Expenses
Selling, General, and Administrative	8,919,467	7,225,782
Depreciation	397,808	332,206
Share Based Compensation	–	400,000

Total Operating Expenses	9,317,275	7,957,988

Income from Operations	9,189,293	8,746,498

Other Income (Expense)
Interest Expense, net	(3,391)	(57,100)

Net Income before Provision for Income Taxes	9,185,902	8,689,398

Provision for Income Taxes	(1,023,148)	(3,269,618)

Net Income	$8,162,754	$5,419,780

See Accompanying Notes to the Consolidated Financial Statements

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REYNOLD GREENLEAF AND ASSOCIATES, LLC AND SUBSIDIARIES

Consolidated Statement of Changes in Members’ Equity

Balance, January 1, 2020	$4,128,642

Share based compensation	400,000

Distributions to Members	(2,704,315)

Net Income	5,419,780

Balance, December 31, 2020	$7,244,107

Balance, January 1, 2021	$7,244,107

Distributions to Members (unaudited)	(393,952)

Net Income (unaudited)	8,162,754

Balance, September 30, 2021 (unaudited)	$15,012,909

See Accompanying Notes to the Consolidated Financial Statements

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REYNOLD GREENLEAF AND ASSOCIATES, LLC AND SUBSIDIARIES

Consolidated Statements of Cash Flows

For the Year Ended December 31, 2020

	Nine Months Ended	Year Ended
	September 30, 2021	December 31, 2020
	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	8,162,754	$5,419,780
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation	397,808	332,206
Share Based Compensation	–	400,000
Changes in Operating Assets and Liabilities:
Accounts Receivable	(43,662)	9,122
Inventory	108,610	(20,744)
Prepaid Expenses	163,117	(102,029)
Deposits and Other Assets	(16,125)	(13,024)
Accounts Payable	330,224	(179,423)
Accrued Expenses	(68,228)	(112,997)
Income Tax Payable	884,220	148,426
Deferred Rent	19,598	20,593

NET CASH PROVIDED BY OPERATING ACTIVITIES	9,938,316	5,901,910

CASH FLOWS FROM INVESTING ACTIVITIES:
Deposit on Land	–	(7,500)
Repayment of Note Receivable - Related Party	6,454	14,214
Purchases of Property and Equipment	(783,245)	(614,933)

NET CASH USED IN INVESTING ACTIVITIES	(776,791)	(608,219)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of Note Payable - Related Party	–	(20,000)
Principal Repayments of Note Payable	(113,405)	–
Distributions to members	(393,952)	(2,704,315)

NET CASH USED IN FINANCING ACTIVITIES	(507,357)	(2,724,315)

NET INCREASE IN CASH	8,654,168	2,569,376

CASH, BEGINNING OF YEAR	$7,505,312	4,935,936

CASH, END OF YEAR	$16,159,480	$7,505,312

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid for taxes	$1,023,148	$1,001,400

NONCASH INVESTING AND FINANCING ACTIVITIES

Purchase of land in exchange for note payable	$750,000	$–

See Accompanying Notes to the Consolidated Financial Statements

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REYNOLD GREENLEAF AND ASSOCIATES, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

For the Year Ended December 31, 2020

1.       NATURE OF OPERATIONS

(a)	Business Description

Reynold Greenleaf and Associates and its Subsidiaries, and managed entities (collectively, the “Company”), is a vertically integrated cannabis company founded in 2014. The Company owns, operates, manages and/or has licensing with cannabis cultivation, processing, distribution and medical retail license operations in New Mexico.

(b)	The Regulatory Environment

The manufacture, distribution or dispensing of cannabis remains prohibited under the Controlled Substances Act (“CSA”) of 1970. Under the CSA, cannabis is classified as a Schedule-I controlled substance. The United States Supreme Court has ruled that it is the United States federal government that has the right to regulate and criminalize cannabis, even for medical purposes, and thus federal law criminalizing the use of cannabis preempts state laws that legalize its use. Many states impose and enforce similar prohibitions. Notwithstanding the CSA, thirty-three states and the District of Columbia have legalized certain cannabis-related activity.

The Company operates in a volatile and rapidly evolving industry whereby regulations may vary significantly from state to state.

2.       SIGNIFICANT ACCOUNTING POLICIES

(a)	Basis of Presentation and Consolidation

The Company’s consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“GAAP”) as issued by the Financial Accounting Standards Board (“FASB”).

The consolidated financial statements include the accounts of the Company and its wholly-owned Subsidiaries, and those controlled by the Company by virtue of agreements, on a consolidated basis after elimination of intercompany transactions and balances.

Control exists when the Company has power over an investee, when the Company is exposed, or has rights, to variable returns from the investee, and when the Company has the ability to affect those returns through its power over the investee. The financial statements of entities controlled by the Company by virtue of agreements are fully consolidated from the date that control commences and deconsolidated from the date control ceases.

The following are the wholly owned subsidiaries, partially owned subsidiaries, and entities over which the Company has control, that are included in these consolidated financial statements as of September 30, 2021 and December 31, 2020: Reynold Greenleaf Organics, LLC, Medzen Services, Inc. and Elemental Kitchen and Laboratories, LLC.

(b)	Cash

Cash and includes cash deposits in financial institutions and cash held at retail locations.

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REYNOLD GREENLEAF AND ASSOCIATES, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

For the Year Ended December 31, 2020

2.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

(c)	Accounts Receivable

The Company grants uncollateralized credit to customers during the ordinary course of business operations. Accounts receivable are recorded net of an allowance for doubtful accounts. The Company estimates the allowance for doubtful accounts based on existing contractual payment terms, actual payment patterns of its customers and individual customer circumstances. As of September 30, 2021 and December 31, 2020, the Company determined that an allowance for doubtful accounts was not required. No accounts were written off during the nine months ended September 30, 2021 and the year ended December 31, 2020.

(d)	Inventory

Inventory is primarily comprised of raw materials, internally produced work in process, and finished goods.

Costs incurred during the growing and production process are capitalized as incurred to the extent that cost is less than net realizable value. These costs include materials, labor and manufacturing overhead used in the growing and production processes. Inventories of purchased finished goods and packing materials are initially valued at cost and subsequently at the lower of cost and net realizable value.

Net realizable value is determined as the estimated selling price in the ordinary course of business less the estimated costs of completion and the estimated costs necessary to make the sale. Cost is determined using the weighted average cost basis. Products for resale and supplies and consumables are valued at lower of cost and net realizable value. The Company reviews inventory for obsolete, redundant and slow-moving goods and any such inventories are written down to net realizable value. As of September 30, 2021 and December 31, 2020, there were no reserves for obsolete inventory.

(e)	Property and Equipment

Purchase of property and equipment are recorded at cost, net of accumulated depreciation and impairment losses, if any. Improvements and replacements of property and equipment are capitalized. Maintenance and ordinary repairs that do not improve or extend the lives of property and equipment are charged to expense as incurred. Depreciation is calculated on a straight-line basis over the estimated economic useful lives of each class of assets using the following terms:

Land	Not Depreciated
Leasehold Improvements	Lesser of the life of the lease or
estimated useful life of the asset
Furniture and Fixtures	3 - 5 Years
Computer Equipment	3 – 5 Years
Vehicles	5 Years
Machinery and Equipment	3-5 Years

The assets’ carrying values, useful lives and methods of depreciation are reviewed at each financial year-end and adjusted prospectively if appropriate. An item of property and equipment is derecognized upon disposal or when no future economic benefits are expected from its use. Any gain or loss arising on derecognition of the asset (calculated as the difference between the net disposal proceeds and the carrying value of the asset) is included in the Statements of Income in the year the asset is derecognized.

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REYNOLD GREENLEAF AND ASSOCIATES, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

For the Year Ended December 31, 2020

2.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

(f)	Notes Receivable

The Company provides financing to various related parties and non-related parties within the cannabis industry. These notes are accounted for as financial instruments in accordance with the FASB Accounting Standards Codification 310 Receivables. The Company recognizes impairment on notes receivable when, based on all available information, it is probable that a loss has been incurred based on past events and conditions existing at the date of the financial statements. No impairment losses were recognized in the year ended December 31, 2020 and no impairment indicators existed.

(g)	Advertising

The Company’s policy to expense advertising costs as the costs are incurred. For the nine months ended September 30, 2021 and the year ended December 31, 2020, advertising expense was $10,227 and $63,275, respectively.

(h)	Leases

A lease of property and equipment is classified as a capital lease if it transfers substantially all the risks and awards incidental to ownership to the Company. A lease of property and equipment is classified as an operating lease whenever the terms of the lease do not transfer substantially all of the risks and rewards of ownership to the lessee. Lease payments are recognized as an expense on a straight line basis over the lease term, except where another systematic basis is more representative of the time pattern in which the economic benefits are consumed.

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REYNOLD GREENLEAF AND ASSOCIATES, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

For the Year Ended December 31, 2020

2.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

(i)	Income Taxes

R. Greenleaf Organics, Inc., Elemental Kitchen and Laboratories, LLC, and Medzen Services, Inc. have elected to be taxed as C Corporations. Accordingly, the Company accounts for income taxes for the activity of these entities under ASC 740 Income Taxes. The members of Reynold Greenleaf and Associates have elected to have the company, treated as a partnership for income tax purposes. As such, all of that company’s items of income, loss, deduction, and credit are passed through to, and taken into account by, that company’s members in computing their own taxable income. Accordingly, no liability for federal or state income taxes and no provision for federal or state income taxes have been included in the financial statements for the activity of this entity.

Income tax expense is recognized in the Consolidated Statement of Income based on the expected tax payable on the taxable income for the year, using tax rates enacted or substantively enacted at year-end.

Under the asset and liability method of ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period the enactment occurs. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.

In accordance with FASB ASC Topic 740, Income Taxes, management evaluated the Company’s tax positions and concluded that the Company had taken no uncertain tax positions that require adjustment to the consolidated financial statements to comply with the provisions of this guidance. With few exceptions, the Company is no longer subject to income tax examinations by the U.S. federal, state, or local tax authorities for years before 2017. Interest and penalties are classified as expense as incurred. Income tax benefits are recognized for income tax positions taken or expected to be taken in a tax return, only when it is determined that the income tax position will more-likely than-not be sustained upon examination by taxing authorities. The Company has analyzed tax positions taken for filings with the Internal Revenue Service and all tax jurisdictions where it operates. The Company believes that income tax filing positions will be sustained upon examination and does not anticipate any adjustments that would result in a material adverse effect on the Company’s financial condition, results of operations or cash flows. Accordingly, the Company has not recorded any reserves, or related accruals for interest and penalties for uncertain income tax positions at September 30, 2021 and December 31, 2020.

As the Company operates in the cannabis industry, it is subject to the limits of IRC Section 280E under which the Company is only allowed to deduct expenses directly related to sales of product. This results in permanent differences between ordinary and necessary business expenses deemed non-allowable under IRC Section 280E. The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax position as a component of income tax expense. As of September 30, 2021 and December 31, 2020 the Company did not have any accrued interest or penalties associated with any unrecognized tax positions, nor was any interest or penalties recognized during the nine months ended September 30, 2021 and December 31, 2020.

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REYNOLD GREENLEAF AND ASSOCIATES, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

For the Year Ended December 31, 2020

2.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

(j)	Revenue Recognition

Revenue is recognized by the Company in accordance with the FASB ASU 2014-09, Revenue from Contracts with Customers (Topic 606). Through application of the standard, the Company recognizes revenue to depict the transfer of promised goods or services to the customer in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those goods or services.

In order to recognize revenue under ASU 2014-09, the Company applies the following five (5) steps:

•	Identify a customer along with a corresponding contract;
•	Identify the performance obligation(s) in the contract to transfer goods or provide distinct services to a customer;
•	Determine the transaction price the Company expects to be entitled to in exchange for transferring promised goods or services to a customer;
•	Allocate the transaction price to the performance obligation(s) in the contract;
•	Recognize revenue when or as the Company satisfies the performance obligation(s).

Revenues consist of wholesale and retail sales of cannabis, which are generally recognized at a point in time when control over the goods have been transferred to the customer and is recorded net of sales discounts. Payment is typically due upon transferring the goods to the customer or within a specified time period permitted under the Company’s credit policy. Sales discounts were not material during the year ended December 31, 2020.

Revenue is recognized upon the satisfaction of the performance obligation. The Company satisfies its performance obligation and transfers control upon delivery and acceptance by the customer.

(k)	Fair Value of Financial Instruments

The Company applies fair value accounting for all financial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis. Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities that are required to be recorded at fair value, the Company considers all related factors of the asset by market participants in which the Company would transact and the market-based risk measurements or assumptions that market participants would use in pricing the asset or liability, such as inherent risk, transfer restrictions, and credit risk.

The Company applies the following fair value hierarchy, which prioritizes the inputs used to measure fair value into three levels, and bases the categorization within the hierarchy upon the lowest level of input that is available and significant to the fair value measurement:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;

Level 2 – Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly; and

Level 3 – Inputs for the asset or liability that are not based on observable market data.

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REYNOLD GREENLEAF AND ASSOCIATES, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

For the Year Ended December 31, 2020

2.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

(l)	Related Party Transactions

The Company follows FASB ASC subtopic 850-10, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions. Pursuant to ASC 850-10-20, related parties include: a) affiliates of the Company; b) entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of Section 825–10–15, to be accounted for by the equity method by the investing entity; c) trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; d) principal owners of the Company; e) management of the Company; f) other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g) other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The consolidated financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. The disclosures shall include: a) the nature of the relationship(s) involved; b) a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which statements of operation are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the consolidated financial statements; c) the dollar amounts of transactions for each of the periods for which statements of operations are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d) amounts due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

(m)	Significant Accounting Judgments, Estimates, and Assumptions

The preparation of the Company’s consolidated financial statements requires management to make judgments, estimates and assumptions that affect the application of policies and reported amounts of assets and liabilities, and revenue and expenses. Actual results may differ from these estimates. The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period or in the period of the revision and future periods if the revision affects both current and future periods.

Significant estimates inherent in the preparation of the Company’s consolidated financial statements include the assumptions related to the estimated useful lives for property and equipment.

(n)	Concentrations of Credit Risk

The Company’s consolidated financial instruments that at times are exposed to concentrations of credit risk consist primarily of cash. The Company maintains cash in bank accounts, which at times may exceed federally insured limits. The Company has not experienced any losses in such accounts. Management does not believe the Company is exposed to significant credit risk related to cash because the Company maintains cash with high quality institutions.

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REYNOLD GREENLEAF AND ASSOCIATES, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

For the Year Ended December 31, 2020

2.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

(o)	Recent Accounting Pronouncements

(i)	In August 2018, the FASB issued ASU 2018-13, Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (Topic 820). ASU 2018-13 adds, modifies, and removes certain fair value measurement disclosure requirements. For private companies, ASU 2018-13 is effective for annual beginning after December 15, 2019. The Company adopted the new standard beginning in 2020 and management does not believe the impact of the new standard on its consolidated financial statements was material.

(ii)	In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) (“ASC 842”), which will replace ASC 840, “Leases”. This standard introduces a single lessee accounting model and requires a lessee to recognize assets and liabilities for all leases with a term of more than twelve months unless the underlying asset is of low value. A lessee is required to recognize a right-of-use asset representing its right to use the underlying asset and a lease liability representing its obligation to make lease payments. For private companies, the standard will be effective for annual periods beginning on or after December 15 2021, with earlier application permitted. The standard requires a modified retrospective approach for leases that exist or are entered into after the beginning of the earliest comparative period in the financial statements. As of December 31, 2020, the Company has not adopted ASC 842 however, management is currently evaluating the effect of adopting ASC 842 on the Company’s consolidated financial statements in future periods.

In June 2016, the FASB issued ASC 2016-13, Financial Instruments – Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments. ASU 2016-13 requires entities to measure all expected credit losses for most financial assets held at the reporting date based on an expected loss model which includes historical experience, current conditions, and reasonable and supportable forecasts. Companies will now use forward-looking information to better form their credit loss estimates. ASU 2016-13 also requires enhanced disclosures to help financial statement users better understand significant estimates and judgements used in estimating credit losses, as well as the credit quality and underwriting standards of a company’s portfolio. For private companies, ASU 2016-13 is effective for annual periods beginning after December 15, 2022. The Company does not believe that the impact of the new standard on its consolidated financial statements will be material.

(iii)	In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740) - Simplifying the Accounting for Income Taxes, which is intended to simplify various aspects related to accounting for income taxes. ASU 2019-12 removes certain exceptions to the general principles in Topic 740 and also clarifies and amends existing guidance to improve consistent application. For private companies, ASU 2019-12 is effective for annual periods beginning and after December 15, 2021. The Company is currently evaluating the effect of adopting this ASU on the Company’s consolidated financial statements.

(p)	Coronavirus Pandemic

In March 2020, the World Health Organization categorized coronavirus disease 2019 (“COVID-19”) as a pandemic. COVID-19 continues to spread throughout the U.S. and other countries across the world, and the duration and severity of its effects are currently unknown. The Company continues to implement and evaluate actions to strengthen its financial position and support the continuity of its business and operations.

As of the date hereof, the Company’s operations have not been significantly impacted as the cannabis industry has been deemed an essential service in many states since March 2020. Going forward, the extent of the impact of COVID-19 on the Company’s operational and financial performance will depend on various developments, including the duration and magnitude of the outbreak, and the impact on customers, employees and vendors, all of which are uncertain and cannot be predicted.

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REYNOLD GREENLEAF AND ASSOCIATES, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

For the Year Ended December 31, 2020

3.       INVENTORY

Inventory as of September 30, 2021 and December 31, 2020 consisted of the following:

	September 30,	December 31,
	2021	2020
	(unaudited)

Work in Process	$459,249	$524,198
Finished Goods	423,923	467,584

	$883,172	$991,782

4.       PROPERTY AND EQUIPMENT

The Company’s property and equipment consists of the following at September 30, 2021 and December 31, 2020:

	September 30,	December 31,
	2021	2020
	(unaudited)

Land	$750,000	$–
Leasehold Improvements	1,326,058	895,926
Furniture and Fixtures	33,075	29,619
Computer Equipment	70,378	58,965
Vehicles	73,203	33,210
Machinery and Equipment	1,328,364	1,030,113

Total Property and Equipment, Gross	2,831,078	2,047,833
Less: Accumulated Depreciation	(985,011)	(587,203)

Property and Equipment, Net	$1,846,067	$1,460,630

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REYNOLD GREENLEAF AND ASSOCIATES, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

For the Year Ended December 31, 2020

5.        LEASE OBLIGATIONS

The Company leases 22 facilities from multiple third parties under lease agreements that specify minimum rentals. The leases have a variety of expiration dates and many have the option to extend the terms of the lease for an additional three to five year terms so long as the Company is not in default in the payment of rent. Rent expense for the nine months ended September 30, 20201 and the year ended December 31, 2020, totaled $667,521 and $751,039, respectively.

Future minimum lease payments under operating leases having an initial or remaining term of more than one year are as follows:

Year Ending December 31,	Amount

2021 (three months)	$249,489
2022	915,120
2023	854,169
2024	483,839
2025	238,572
Thereafter	107,909

Total	$2,849,098

6.        MEMBERS’ EQUITY

Under the terms of the operating agreement, the Company has an indefinite life. Allocations of profits and losses for each fiscal year are allocated among the members in proportion with their respective capital interest at the time of the allocation. The members will make additional capital contributions from time to time as determined by the manager. Distributions will be made each tax year with the intention of allowing members to pay income taxes. The Company may make additional distributions of cash or other property, including in connection with the liquidation of the Company, at such time as the members deem appropriate, but at least annually and in proportion with the members capital interest at the time of allocation.

7.       RELATED PARTY TRANSACTIONS

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control. Related parties may be individuals or corporate entities. A transaction is considered to be a related party when there is a transfer of resources or obligations between related parties.

(a) Related party notes receivable

In November 2019, the company entered into a note receivable agreement with a related party for a total sum of $72,000 at 2.00% interest per annum. The note requires monthly payments of $812 for 96 months. As of September 30, 2021 and December 31, 2020 the balance was $56,932 and $63,386, respectively.

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REYNOLD GREENLEAF AND ASSOCIATES, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

For the Year Ended December 31, 2020

8.       NOTE PAYABLE

In connection with the purchase of land, the Company entered into a note payable agreement with a bank for a total of $675,000. The note payable agreement bears 5% interest per annum and calls for monthly payments of $7,159, commencing on March 1, 2021 and ending on February 1, 2031. The balance of the note payable agreement as of September 30, 2021 was $636,626.

Stated maturities of the note payable are as follows:

Period Ended September 31,	Amount

2021 (three months)	$13,577
2022	56,035
2023	58,902
2024	61,915
2025	65,083
Thereafter	381,083

Total	$636,595

9.         COMMITMENTS AND CONTINGENCIES

The Company is subject to lawsuits, investigations and other claims related to employment, commercial and other matters that arise out of operations in the normal course of business. Periodically, the Company reviews the status of each significant matter and assesses the potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable, and the amount can be reliably estimated, such amount is recognized in other liabilities.

Contingent liabilities are measured at management’s best estimate of the expenditure required to settle the obligation at the end of the reporting period and are discounted to present value where the effect is material. The Company performs evaluations to identify onerous contracts and, where applicable, records contingent liabilities for such contracts.

(a)	Contingencies

The Company’s operations are subject to a variety of local and state regulation. Failure to comply with one or more of those regulations could result in fines, restrictions on its operations, or losses of permits that could result in the Company ceasing operations. While management of the Company believes that the Company is in compliance with applicable local and state regulation as of December 31, 2020, cannabis regulations continue to evolve and are subject to differing interpretations. As a result, the Company may be subject to regulatory fines, penalties or restrictions in the future.

(b)	Claims and Litigation

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. As of December 31, 2020, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the Company’s combined results of operations. There are also no proceedings in which any of the Company’s directors, officers or affiliates is an adverse party or has a material interest adverse to the Company’s interest.

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REYNOLD GREENLEAF AND ASSOCIATES, LLC AND SUBSIDIARIES

Notes to Consolidated Financial Statements

For the Year Ended December 31, 2020

10. RISKS AND UNCERTAINTIES

R. Greenleaf Organics, Inc., Elemental Kitchen and Laboratories, LLC and Medzen, Inc., are highly dependent upon each other’s operations. Should any one of these companies stop their operations, it could severely affect the operations and its ability to grow, harvest and sale cannabis. Additionally, the business involves the growing of cannabis, an agricultural product, which is subject to the risks inherent in the agricultural business, such as losses due to infestation by insects or plant diseases and similar agricultural risks.

11. SUBSEQUENT EVENTS

Management has evaluated significant events or transactions that have occurred since the balance sheet date and through March 29, 2022, the date the financial statements were available to be issued.

(a)	Company Acquisition

On February 8, 2022, the Company was acquired by Medicine Man Technologies, Inc.

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